UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-4481914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

I. Extension of Agreement and Plan of Merger with EZTicket Live, Inc.

Effective as of July 15, 2015, the Registrant has extended, to accommodate the terms of closing, regarding the June 11, 2015 entry into the Agreement and Plan of Merger (the “Merger Agreement”) with EZTicket Live, Inc., a Nevada corporation (“EZTicket”) and certain majority shareholders of EZTicket. EZTicket is an online ticketing system that offers a simple solution to even ticketing, using innovative point-of-sale software that allows small to mid-size event companies (such as comedy clubs, rodeos, high school theaters, amphitheaters, amusement parks, state and county fairs, etc.) to sell tickets to their events online using EZTicket’s system. (Please also see our Current Report on Form 8-K filed on June 15, 2015).

Item 1.02 Termination of a Material Definitive Agreement.

See Item 2.04.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Effective July 20, 2015 the Registrant and through its majority owned subsidiary Boomerang Oil, Inc., has accepted a prior five day notice of intention allowing for its Operator and Partner Success Oil, Co., Inc. (“SOC”) to accommodate provision for collateral needed by utilizing certain properties covered under an option agreement titled Amended Participation Agreement for (Turnkey Drilling, Re Entry, and Multiple Wells, with all extensions and amendments) (the “Option”), and other associated documents and modification agreements. The interests covered under the Registrations option will temporarily terminate for the purpose of being utilized as collateral, and can be paid off and reinstated. This stop gap measure for financing is needed to assist remediation and acid stimulation, of the Registrants, and its Operator and Partners existing producing well, and provide for payment of certain expenses of the lease assisting preservation of the overall lease. The costs will be $50,000 for remediation and other expense, plus $15,000 for interest to reinstate, for a total of $65,000. The Registrant considers this at present as a temporary measure with the goal to improve and to preserve the oil and gas property interests to hold for its development plans. The Registrant plans to reinstate the option covered under the Amended Participation Agreement for (Turnkey Drilling, Re Entry, and Multiple Wells, with all extensions and amendments) on or before any commencement of its plan for new drilling.

For more information please see:

Exhibit “B” titled Amended Participation Agreement for (Turnkey Drilling, Re Entry, and Multiple Wells, with all extensions and amendments) to the Asset Purchase Agreement filed on Exhibit 10.01 in our Current Report on Form 8-K filed on April 3, 2014, and

Current Report on Form 8-K filed on July 7, 2014,
Current Report on Form 8-K filed on August 4, 2014,
Current Report on Form 8-K filed on September 2, 2014,
Current Report on Form 8-K filed on October 3, 2014,
Current Report on Form 8-K filed on November 6, 2014,
Current Report on Form 8-K filed on December 3, 2014,
Current Report on Form 8-K filed on January 7, 2014,
Current Report on Form 8-K filed on February 4, 2014,
Current Report on Form 8-K filed on March 5, 2014,
Current Report on Form 8-K filed on April 6, 2014,
Current Report on Form 8-K filed on May 5, 2014,
Current Report on Form 8-K filed on June 2, 2014,
Current Report on Form 8-K filed on July 6, 2014,

ITEM 9.01 Financial Statements and Exhibits.

 (d) EXHIBITS.

Exhibit Number	Description

10.01	EXTENSION TO AGREEMENT AND PLAN OF MERGER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2015

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer